UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-22621

Cohen & Steers Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip code)

Dana DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2018

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ASSETS FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2018. The total returns for Cohen & Steers Real Assets Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2018
Cohen & Steers Real Assets Fund:
Class A	–0.63%
Class C	–0.93%
Class I	–0.53%
Class R	–0.67%
Class Z	–0.43%
Blended Benchmark[a]	0.32%
Consumer Price Index +4%[a]	3.19%
MSCI World Index—net[a]	0.43%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]	For benchmark descriptions, see page 5.

COHEN & STEERS REAL ASSETS FUND, INC.

Market Review

The first half of 2018 was choppy for financial markets amid heightened uncertainty about interest rates and rising global trade tensions between the U.S. and its key trading partners. Economic growth remained relatively firm globally, led by the U.S., where unemployment reached its lowest level in two decades. However, Europe and some emerging markets showed some signs of deceleration. Interest rates initially rose in most regions in response to the prospect of higher inflation, but then retreated as rising protectionism raised concerns over global growth. Oil prices climbed to near four-year highs as global demand remained strong and the Organization of Oil Exporting Countries (OPEC) announced only modest increases in production.

In this environment, listed real assets had an overall flat return. Gains from energy-related investments were largely countered by declines in infrastructure stocks and gold.

Fund Performance

The Fund had a slightly negative total return in the period and underperformed its blended benchmark.

Natural resource equities had solid performance, led by energy stocks that rose on the continued recovery in crude oil prices. Although our resource holdings contributed to the Fund’s absolute return, stock selection detracted from relative performance. The Fund had out-of-index allocations to farm equipment companies, which underperformed on concerns that steel tariffs could raise input costs, and to packaged foods companies, which were hindered by trade worries broadly.

Global real estate stocks regained their footing after a negative start to the period, recovering as interest-rate concerns eased and as earnings remained generally solid. However, performance varied widely by country. Germany was a positive standout, aided by strong fundamentals in its apartment sector. Singapore, which is typically sensitive to global trade issues, was among the poorer performers. The Fund’s positioning in real estate hindered relative performance, due to having an underweight in the second half of the period, when real estate performed well. The shift from overweight to underweight in real estate was based on our decision to increase the Fund’s allocations to what we believe are more inflation-sensitive real assets, such as natural resource and infrastructure stocks.

Conversely, the Fund’s transition to having an overweight in infrastructure companies aided relative performance, as the group also rallied after a weak start. Midstream energy stocks were especially strong in the second quarter of 2018, as earnings generally beat expectations and fundamentals continued to improve sector-wide due to high, stable energy prices and rising production volumes.

Amid healthy demand and an ongoing rebalancing of supplies, commodity prices climbed to a three-year high in May 2018. However, the group then reversed course and ended the period with a flat return as growth concerns, fears of an escalating global trade war and the strong U.S. dollar weighed on most sectors. Energy commodities were a positive outlier, rising on improving fundamentals. The Fund’s positioning in commodities had a limited impact on relative performance compared with the commodities component of the blended benchmark, with an average close to neutral weight and a slightly positive relative contribution from contract selection.

The Fund maintained an underweight in gold through the period, which modestly contributed to performance. The metal declined in the face of a strong U.S. dollar and as speculative investors began to wind down trades betting on a rise in gold prices.

COHEN & STEERS REAL ASSETS FUND, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund’s investments in foreign securities detracted from absolute performance during the period. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund’s investments denominated in foreign currencies are subject to foreign currency risk. Most currencies depreciated against the U.S. dollar, including the euro and U.K. pound. Consequently, changes in the exchange rates between foreign currencies and the U.S. dollar were a net headwind for absolute returns.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of commodities contracts with the intention of enhancing total returns. These contracts significantly detracted from the Fund’s total return for the six-month period ended June 30, 2018.

The Fund also used derivatives in the form of forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency exchange contracts did not have a material effect on the Fund’s total return during the six-month period ended June 30, 2018.

Sincerely,

VINCENT L. CHILDERS	JON CHEIGH	BENJAMIN ROSS
Portfolio Manager	Portfolio Manager	Portfolio Manager

NICK KOUTSOFTAS	BEN MORTON	CHRISTOPHER RHINE
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate securities, listed infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2018

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	1.38%[a]	4.43%[b]	—	—	—
1 Year (without sales charge)	6.15%	5.43%	6.40%	5.81%	6.41%
5 Years (with sales charge)	0.34%[a]	0.60%	—	—	—
5 Years (without sales charge)	1.27%	0.60%	1.58%	1.11%	1.55%
Since Inception[c] (with sales charge)	–0.83%[a]	–0.80%	—	—	—
Since Inception[c] (without sales charge)	–0.11%	-0.80%	0.20%	–0.28%	0.13%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the May 1, 2018 prospectus were as follows: Class A—1.50% and 1.13%; Class C—2.19% and 1.82%; Class I—1.25% and 0.82%; Class R—1.69% and 1.32%; and Class Z—1.19% and 0.82%. Through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred to the extent necessary to maintain the Fund’s total annual operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses) do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund’s Board of Directors and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

COHEN & STEERS REAL ASSETS FUND, INC.

Performance Review (Unaudited)—(Continued)

The Blended Benchmark consists of 27.5% FTSE EPRA/NAREIT Developed Real Estate Index—net, 27.5% Bloomberg Commodity Total Return Index, 15% S&P Global Natural Resources Index—net, 10% ICE BofAML 1-3 Year U.S. Corporate Index, 5% Gold Spot price and 15% Dow Jones-Brookfield Global Infrastructure Index. The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total-return index, which consists of publicly traded equity real estate investment trusts (REITs) and listed property companies from developed markets and is net of dividend withholding taxes. The Bloomberg Commodity Total Return Index is a broadly diversified index that tracks the commodity markets through commodity futures contracts. The index is made up of exchange-traded futures on physical commodities, which are weighted to account for economic significance and market liquidity. The S&P Global Natural Resources Index—net includes the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements and is net of dividend withholding taxes. The ICE BofAML 1-3 Year U.S. Corporate Index tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market, with a remaining term to final maturity of less than 3 years. Gold is represented by the Gold Spot price in U.S. Dollars per Troy ounce. The Dow Jones-Brookfield Global Infrastructure Index is a float-adjusted market-capitalization-weighted index that measures performance of globally domiciled companies that derive more than 70% of their cash flows from infrastructure lines of business. The Consumer Price Index (CPI) is a broad measure of average price changes for a diverse basket of goods and services. The CPI is focused on items typically purchased by urban consumers, across diverse households and geographies. The benchmark is represented by the change in the CPI +4% per year. The MSCI World Index—net is a free-float-adjusted index that measures performance of large- and mid-capitalization companies representing developed market countries and is net of dividend withholding taxes.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception date of January 31, 2012.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2018—June 30, 2018.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ASSETS FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period[a] January 1, 2018— June 30, 2018
Class A
Actual (–0.63% return)	$1,000.00	$993.70	$5.59
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.19	$5.66

Class C
Actual (–0.93% return)	$1,000.00	$990.70	$8.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.87	$9.00

Class I
Actual (–0.53% return)	$1,000.00	$994.70	$3.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

Class R
Actual (–0.67% return)	$1,000.00	$993.30	$6.42
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.35	$6.51

Class Z
Actual (–0.43% return)	$1,000.00	$995.70	$3.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.83	$4.01

[a]

Expenses are equal to the Fund’s Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.13%, 1.80%, 0.80%, 1.30% and 0.80%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REAL ASSETS FUND, INC.

June 30, 2018

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets
iShares Gold Trust ETF	$6,143,181	3.9
American Tower Corp.	2,481,886	1.6
Crown Castle International Corp.	2,143,893	1.3
Enbridge	2,063,295	1.3
Vinci SA	1,757,305	1.1
Exxon Mobil Corp.	1,639,212	1.1
Total SA	1,511,589	1.0
Royal Dutch Shell PLC	1,424,794	0.9
Kinder Morgan	1,408,016	0.9
ONEOK	1,332,147	0.8

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Consolidated Schedule of Investments for additional details on such other positions.

Strategy Breakdownb

(Unaudited)

[b]	The strategy breakdown is expressed as an approximate percentage of the Fund’s total long-term investments inclusive of derivative exposure.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2018 (Unaudited)

		Number of Shares	Value
COMMON STOCK	60.9%
AUSTRALIA	2.0%
ELECTRIC—REGULATED ELECTRIC	0.4%
Spark Infrastructure Group		359,083	$605,886

MATERIALS—METALS & MINING	0.4%
Rio Tinto Ltd.		10,840	669,367

REAL ESTATE	1.2%
DIVERSIFIED	0.9%
Charter Hall Group		81,411	392,818
Dexus Property Group		83,453	599,684
GPT Group		108,852	407,613

			1,400,115

INDUSTRIALS	0.3%
Goodman Group		76,303	543,223

TOTAL REAL ESTATE			1,943,338

TOTAL AUSTRALIA			3,218,591

AUSTRIA	0.1%
REAL ESTATE—DIVERSIFIED
CA Immobilien Anlagen AG		5,284	176,111

BELGIUM	0.1%
REAL ESTATE—RESIDENTIAL
Aedifica SA		1,287	117,381

BERMUDA	0.2%
GAS DISTRIBUTION
China Resources Gas Group Ltd. (HKD)		76,000	329,357

BRAZIL	0.9%
ENERGY—OIL & GAS	0.0%
Petroleo Brasileiro SA, ADR (USD)		5,450	54,664

MATERIALS—METALS & MINING	0.3%
Vale SA, ADR (USD)		38,233	490,147

RAILWAYS	0.3%
Rumo SAa		142,032	516,713

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
REAL ESTATE	0.3%
RETAIL	0.1%
BR Malls Participacoes SAa		70,183	$175,650

SHOPPING CENTERS	0.2%
Iguatemi Empresa de Shopping Centers SA		24,556	195,396

TOTAL REAL ESTATE			371,046

TOTAL BRAZIL			1,432,570

CANADA	4.7%
ENERGY—OIL & GAS	0.3%
Suncor Energy		10,286	418,591

MATERIALS	1.2%
CHEMICALS	0.8%
Nutrien Ltd.		22,316	1,213,544

METALS & MINING	0.4%
Franco-Nevada Corp.		4,502	328,579
Goldcorp (USD)		9,210	126,269
Lundin Mining Corp.		31,646	175,965

			630,813

TOTAL MATERIALS			1,844,357

PIPELINES—C-CORP	2.5%
Enbridge		57,713	2,063,295
Keyera Corp.		17,084	475,361
Pembina Pipeline Corp.		32,196	1,115,037
TransCanada Corp.		5,144	222,562

			3,876,255

REAL ESTATE	0.7%
OFFICE	0.3%
Allied Properties REIT		15,902	506,218

RESIDENTIAL	0.4%
Boardwalk REIT		19,254	668,870

TOTAL REAL ESTATE			1,175,088

TOTAL CANADA			7,314,291

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
CHINA	0.3%
REAL ESTATE—DIVERSIFIED	0.2%
Longfor Group Holdings Ltd. (HKD)		108,500	$292,492

TOLL ROADS	0.1%
Jiangsu Expressway Co., Ltd., Class H (HKD)		222,000	264,569

TOTAL CHINA			557,061

FRANCE	3.8%
ENERGY—OIL & GAS	1.0%
Total SA		24,792	1,511,589

RAILWAYS	0.3%
Getlink		41,542	569,782

REAL ESTATE	1.0%
DIVERSIFIED	0.4%
Fonciere des Regions		4,061	422,551
Unibail-Rodamco-Westfield[a]		1,270	279,640

			702,191

OFFICE	0.3%
Gecina SA		2,370	396,609

RETAIL	0.3%
Klepierre SA		11,435	430,660

TOTAL REAL ESTATE			1,529,460

TOLL ROADS	1.5%
Eiffage SA		4,984	542,337
Vinci SA		18,271	1,757,305

			2,299,642

TOTAL FRANCE			5,910,473

GERMANY	1.4%
AIRPORTS	0.2%
Fraport AG		3,643	351,490

REAL ESTATE	1.2%
OFFICE	0.1%
Alstria Office REIT AG		10,703	160,862

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	1.1%
ADO Properties SA, 144Ab		8,105	$440,691
Deutsche Wohnen AG		27,194	1,314,746

			1,755,437

TOTAL REAL ESTATE			1,916,299

TOTAL GERMANY			2,267,789

HONG KONG	3.0%
CONSUMER STAPLES—FOOD	0.2%
WH Group Ltd., 144Ab		388,900	316,747

ENERGY—OIL & GAS	0.2%
CNOOC Ltd.		177,000	305,468

GAS DISTRIBUTION	0.2%
Hong Kong and China Gas Co., Ltd.		146,800	281,041

PIPELINES—C-CORP	0.1%
Beijing Enterprises Holdings Ltd.		52,000	253,187

REAL ESTATE	2.1%
DIVERSIFIED	1.5%
CK Asset Holdings Ltd.		114,000	905,246
Hang Lung Properties Ltd.		68,000	140,236
New World Development Co., Ltd.		271,783	382,442
Sun Hung Kai Properties Ltd.		48,074	725,497
Swire Properties Ltd.		40,200	148,593

			2,302,014

RETAIL	0.6%
Link REIT		102,000	931,516

TOTAL REAL ESTATE			3,233,530

WATER	0.2%
Guangdong Investment Ltd.		169,339	268,936

TOTAL HONG KONG			4,658,909

ITALY	1.0%
COMMUNICATIONS—TOWERS	0.4%
Infrastrutture Wireless Italiane S.p.A., 144Ab		80,061	617,536

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
ELECTRIC—REGULATED ELECTRIC	0.3%
Terna Rete Elettrica Nazionale S.p.A.		82,090	$444,045

ENERGY—OIL & GAS	0.3%
Eni S.p.A.		25,612	475,744

TOTAL ITALY			1,537,325

JAPAN	3.5%
ELECTRIC—INTEGRATED ELECTRIC	0.2%
Shikoku Electric Power Co.		22,800	305,194

INDUSTRIAL—MACHINERY	0.4%
Kubota Corp.		36,445	573,758

MATERIALS—METALS & MINING	0.2%
JFE Holdings		6,600	124,948
Nippon Steel & Sumitomo Metal Corp.		12,100	237,759

			362,707

RAILWAYS	0.4%
West Japan Railway Co.		8,100	597,285

REAL ESTATE	2.3%
DIVERSIFIED	2.1%
Activia Properties		98	449,659
Invincible Investment Corp.		431	194,255
Mitsubishi Estate Co., Ltd.		19,900	348,158
Mitsui Fudosan Co., Ltd.		31,697	765,549
Nomura Real Estate Holdings		21,300	472,884
Orix JREIT		275	439,394
Tokyo Tatemono Co., Ltd.		44,367	609,513

			3,279,412

RESIDENTIAL	0.2%
Daiwa House REIT Investment Corp.		148	351,436

TOTAL REAL ESTATE			3,630,848

TOTAL JAPAN			5,469,792

JERSEY	0.7%
MATERIALS—METALS & MINING
Glencore PLC (GBP)		223,888	1,069,624

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
LUXEMBOURG	0.3%
MATERIALS—METALS & MINING
ArcelorMittal		15,048	$441,259

MEXICO	0.1%
TOLL ROADS
OHL Mexico SAB de CV		105,965	154,464

NETHERLANDS	0.2%
INDUSTRIAL—MACHINERY
CNH Industrial NV		26,310	279,473

NEW ZEALAND	0.2%
AIRPORTS
Auckland International Airport Ltd.		89,739	412,090

NORWAY	0.7%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.4%
Marine Harvest ASA		32,470	646,661

MATERIALS—CHEMICALS	0.1%
Yara International ASA		2,922	121,266

REAL ESTATE—OFFICE	0.2%
Entra ASA, 144Ab		20,644	281,866

TOTAL NORWAY			1,049,793

RUSSIA	0.2%
ENERGY—OIL & GAS
Gazprom OAO, ADR (USD)		49,652	218,519
Lukoil PJSC, ADR (USD)		1,609	110,023

TOTAL RUSSIA			328,542

SINGAPORE	0.1%
CONSUMER STAPLES—FOOD PRODUCTS
Wilmar International Ltd.		73,200	164,398

SOUTH KOREA	0.1%
MATERIALS—METALS & MINING
POSCO		418	123,393

SPAIN	1.2%
AIRPORTS	0.5%
Aena SME SA, 144Ab		4,096	743,804

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
REAL ESTATE	0.7%
APARTMENT	0.1%
Aedas Homes SAU, 144Aa,b		4,864	$172,677

DIVERSIFIED	0.3%
Merlin Properties Socimi SA		36,144	525,713

OFFICE	0.3%
Inmobiliaria Colonial Socimi SA		41,944	463,617

TOTAL REAL ESTATE			1,162,007

TOTAL SPAIN			1,905,811

UNITED KINGDOM	4.5%
CONSUMER—NON-CYCLICAL—FOOD PRODUCTS	0.3%
Associated British Foods PLC		11,904	430,148

ELECTRIC—REGULATED ELECTRIC	0.4%
National Grid PLC		54,734	605,620

ENERGY	1.1%
INTEGRATED OIL & GAS	0.9%
Royal Dutch Shell PLC		39,786	1,424,794

OIL & GAS	0.2%
BP PLC		42,785	326,540

TOTAL ENERGY			1,751,334

MATERIALS—METALS & MINING	0.9%
Anglo American PLC		23,644	528,849
BHP Billiton PLC		40,253	906,294

			1,435,143

REAL ESTATE	1.4%
DIVERSIFIED	0.1%
LondonMetric Property PLC		71,240	173,935

HEALTH CARE	0.2%
Assura PLC		392,297	298,215

INDUSTRIALS	0.3%
Segro PLC		48,893	431,941

OFFICE	0.3%
Derwent London PLC		7,792	319,405

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
Workspace Group PLC		11,448	$163,172

			482,577

RESIDENTIAL	0.2%
UNITE Group PLC		23,202	263,646

SELF STORAGE	0.3%
Big Yellow Group PLC		19,696	247,851
Safestore Holdings PLC		32,157	233,203

			481,054

TOTAL REAL ESTATE			2,131,368

WATER—WATER UTILITIES	0.4%
United Utilities Group PLC		64,591	650,582

TOTAL UNITED KINGDOM			7,004,195

UNITED STATES	31.6%
COMMUNICATIONS—TOWERS	3.1%
American Tower Corp.		17,215	2,481,886
Crown Castle International Corp.		19,884	2,143,893
SBA Communications Corp.[a]		1,747	288,465

			4,914,244

CONSUMER—NON-CYCLICAL	2.0%
AGRICULTURE	1.0%
Archer-Daniels-Midland Co.		14,267	653,857
Bunge Ltd.		12,291	856,805

			1,510,662

BEVERAGE	0.1%
PepsiCo		1,321	143,817

FOOD PRODUCTS	0.9%
Hershey Co.(The)		1,362	126,748
Ingredion		7,042	779,550
Tyson Foods, Class A		8,285	570,422

			1,476,720

TOTAL CONSUMER—NON-CYCLICAL			3,131,199

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
ELECTRIC	1.9%
INTEGRATED ELECTRIC	0.6%
Evergy		5,223	$293,272
FirstEnergy Corp.		8,419	302,326
NextEra Energy		1,581	264,074

			859,672

REGULATED ELECTRIC	1.3%
Alliant Energy Corp.		6,688	283,036
Edison International		12,996	822,257
PG&E Corp.		15,351	653,339
Xcel Energy		6,156	281,206

			2,039,838

TOTAL ELECTRIC			2,899,510

ENERGY—OIL & GAS	2.9%
Anadarko Petroleum Corp.		3,540	259,305
Chevron Corp.		6,239	788,797
Cimarex Energy Co.		7,612	774,445
EOG Resources		3,024	376,276
Exxon Mobil Corp.		19,814	1,639,212
Marathon Petroleum Corp.		7,324	513,852
Pioneer Natural Resources Co.		1,032	195,296

			4,547,183

GAS DISTRIBUTION	0.7%
Atmos Energy Corp.		5,920	533,629
Southwest Gas Holdings		7,430	566,686

			1,100,315

GOLD	3.9%
iShares Gold Trust ETF[a]		511,080	6,143,181

INDUSTRIAL	0.6%
DIVERSIFIED MANUFACTURING	0.2%
Caterpillar		2,861	388,152

MACHINERY	0.4%
Deere & Co.		4,264	596,107

TOTAL INDUSTRIAL			984,259

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
MATERIALS	1.8%
CHEMICALS	1.0%
CF Industries Holdings		9,018	$400,399
FMC Corp.		8,262	737,053
Mosaic Co. (The)		14,884	417,496

			1,554,948

METALS & MINING	0.8%
Alcoa Corp.[a]		9,286	435,328
Newmont Mining Corp.		15,177	572,324
Steel Dynamics		5,186	238,297

			1,245,949

TOTAL MATERIALS			2,800,897

PIPELINES	3.2%
PIPELINES—C-CORP	2.9%
Antero Midstream GP LP		23,705	447,077
Cheniere Energy[a]		16,085	1,048,581
Kinder Morgan		79,684	1,408,016
ONEOK		19,077	1,332,147
Williams Cos. (The)		11,275	305,665

			4,541,486

PIPELINES—MLP	0.3%
MPLX LP		12,572	429,208

TOTAL PIPELINES			4,970,694

RAILWAYS	0.3%
Union Pacific Corp.		3,810	539,801

REAL ESTATE	10.7%
DATA CENTERS	1.0%
CyrusOne		4,229	246,804
Digital Realty Trust		7,787	868,874
Equinix		879	377,873

			1,493,551

DIVERSIFIED	0.3%
VEREIT		61,630	458,527

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
HEALTH CARE	0.8%
Sabra Health Care REIT		21,381	$464,609
Welltower		13,656	856,095

			1,320,704

HOTEL	1.0%
Hilton Worldwide Holdings		4,255	336,826
Host Hotels & Resorts		39,981	842,400
Sunstone Hotel Investors		19,062	316,810

			1,496,036

INDUSTRIALS	0.6%
Prologis		15,243	1,001,313

NET LEASE	0.3%
Agree Realty Corp.		3,449	182,004
VICI Properties		11,926	246,152

			428,156

OFFICE	1.2%
Corporate Office Properties Trust		8,881	257,460
Cousins Properties		31,992	310,002
Douglas Emmett		8,967	360,294
Empire State Realty Trust, Class A		9,720	166,212
Kilroy Realty Corp.		9,762	738,398

			1,832,366

RESIDENTIAL	2.5%
APARTMENT	1.4%
Apartment Investment & Management Co., Class A		11,221	474,648
Essex Property Trust		3,571	853,719
UDR		22,633	849,643

			2,178,010

MANUFACTURED HOME	0.7%
Equity Lifestyle Properties		4,966	456,375
Sun Communities		6,736	659,320

			1,115,695

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares	Value
SINGLE FAMILY	0.4%
Invitation Homes		30,405	$701,139

TOTAL RESIDENTIAL			3,994,844

SELF STORAGE	0.9%
Extra Space Storage		11,429	1,140,729
Life Storage		2,643	257,190

			1,397,919

SHOPPING CENTERS	2.1%
COMMUNITY CENTER	0.9%
Brixmor Property Group		14,395	250,905
DDR Corp.		14,739	263,828
Regency Centers Corp.		6,005	372,790
Weingarten Realty Investors		19,275	593,863

			1,481,386

FREE STANDING	0.6%
Realty Income Corp.		16,702	898,401

REGIONAL MALL	0.6%
GGP		2,186	44,660
Simon Property Group		4,687	797,681
Taubman Centers		561	32,964

			875,305

TOTAL SHOPPING CENTERS			3,255,092

TOTAL REAL ESTATE			16,678,508

WATER	0.5%
American Water Works Co.		8,970	765,859

TOTAL UNITED STATES			49,475,650

TOTAL COMMON STOCK (Identified cost—$84,328,246)			95,398,342

PREFERRED SECURITIES—$25 PAR VALUE	0.4%
UNITED STATES	0.4%
BANKS
GMAC Capital Trust I, 8.128%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Month US LIBOR + 5.785%)[c]		13,826	363,624

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Number of Shares		Value
Wells Fargo & Co., 8.00%, Series Jd		8,323		$213,901

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$565,101)				577,525

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	4.1%
CAYMAN ISLANDS	0.9%
BANKS—FOREIGN	0.5%
SMFG Preferred Capital, 9.50% to 7/25/18, 144A (USD)[b,d,e]		$700,000		703,822

INTEGRATED TELECOMMUNICATIONS SERVICES	0.4%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (USD)[b]		593	†	665,642

TOTAL CAYMAN ISLANDS				1,369,464

FRANCE	0.5%
BANKS—FOREIGN	0.3%
Credit Agricole SA, 8.375% to 10/13/19, 144A (USD)[b,d,e]		400,000		418,000

INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.2%
CNP Assurances, 7.50% to 10/18/18 (USD)[d,e,f]		400,000		403,464

TOTAL FRANCE				821,464

JAPAN	0.5%
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (USD)[b,d,e]		800,000		872,000

NETHERLANDS	0.6%
BANKS—FOREIGN
Rabobank Nederland, 11.00% to 6/30/19, 144A (USD)[b,d,e]		825,000		886,875

SWITZERLAND	0.6%
INSURANCE—REINSURANCE—FOREIGN
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (USD)[d,e,f,g]		750,000		754,569
Aquarius + Investments PLC, 6.375% to 9/1/19, due 9/1/24 (USD)[e,f,g]		200,000		204,654

TOTAL SWITZERLAND				959,223

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value
UNITED KINGDOM	0.2%
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN
Friends Life Holdings PLC, 7.875% to 11/8/18 (USD)[d,e,f]		$300,000	$303,488

UNITED STATES	0.8%
BANKS
Citigroup, 6.125% to 11/15/20, Series Rd,e		290,000	303,050
Goldman Sachs Group/The, 4.109%, due 10/28/27, Series GMTN (FRN) (3 Month US LIBOR + 1.750%)[c]		175,000	178,684
JPMorgan Chase & Co., 2.877%, due 3/9/21, (FRN) (3 Month US LIBOR + 0.55%)[c]		100,000	100,350
PNC Financial Services Group, 6.75% to 8/1/21[d,e]		275,000	297,000
Wells Fargo & Co., 6.111%, Series K (FRN) (3 Month US LIBOR + 3.77%)[c,d]		350,000	355,031

TOTAL UNITED STATES			1,234,115

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$6,492,244)			6,446,629

CORPORATE BONDS	4.8%
UNITED KINGDOM	0.3%
BANKS—FOREIGN	0.2%
HSBC Holdings PLC, 3.196%, due 1/5/22 (FRN) (3 Month US LIBOR + 1.50%) (USD)[c]		300,000	308,948

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Vodafone Group PLC, 3.29%, due 1/16/24 (FRN) (3 Month US LIBOR + 0.99%) (USD)[c]		100,000	99,613

TOTAL UNITED KINGDOM			408,561

UNITED STATES	4.5%
ELECTRIC—REGULATED ELECTRIC	0.1%
Southern Co./The, 2.15%, due 9/1/19		180,000	178,479

ELECTRIC—INTEGRATED	0.4%
Dominion Energy, 2.50%, due 12/1/19		135,000	133,873
Emera US Finance LP, 2.15%, due 6/15/19		424,000	419,672

TOTAL ELECTRIC—INTEGRATED			553,545

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value
FINANCIAL	0.7%
CREDIT CARD	0.1%
American Express Credit Corp., 2.375%, due 5/26/20, Series MTN		$150,000	$147,864

DIVERSIFIED FINANCIAL SERVICES	0.6%
Caterpillar Financial Services Corp., 1.85%, due 9/4/20, Series GMTN		100,000	97,412
General Motors Financial Co, 2.40%, due 5/9/19		200,000	199,109
General Motors Financial Co., 3.272%, due 4/13/20 (FRN) (3 Month US LIBOR + 0.93%)[c]		188,000	189,319
General Motors Financial Co., 3.898%, due 1/14/22 (FRN) (3 Months US LIBOR + 1.55%)[c]		100,000	102,516
General Motors Financial Co., 3.311%, due 1/5/23 (FRN) (3 Month US LIBOR + 0.99%)[c]		125,000	125,487
Morgan Stanley, 5.55% to 7/15/20, Series Jd,e		200,000	206,390

			920,233

TOTAL FINANCIAL			1,068,097

HEALTH CARE	0.2%
CVS Health Corp., 2.957%, due 3/9/20 (FRN) (3 Month US LIBOR + 0.63%)[c]		140,000	140,574
CVS Health Corp., 3.047%, due 3/9/21 (FRN) (3 Month US LIBOR + 0.72%)[c]		214,000	215,162

TOTAL HEALTH CARE			355,736

INTEGRATED TELECOMMUNICATIONS SERVICES	0.1%
Verizon Communications, 3.45%, due 3/15/21		125,000	125,877

PIPELINES	0.1%
Enterprise Products Operating LLC, 5.25%, due 1/31/20		130,000	134,285

REAL ESTATE	2.6%
DIVERSIFIED	0.3%
Select Income REIT, 3.60%, due 2/1/20		100,000	99,505
WEA Finance LLC, 2.70%, due 9/17/19, 144Ab		435,000	433,273

			532,778

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value
FINANCE	0.4%
iStar, 6.50%, due 7/1/21		$200,000	$203,250
VEREIT Operating Partnership LP, 3.00%, due 2/6/19		500,000	499,832

			703,082

HEALTH CARE	0.8%
HCP, 2.625%, due 2/1/20		710,000	701,798
Sabra Health Care LP/Sabra Capital Corp., 5.375%, due 6/1/23		200,000	202,000
Senior Housing Properties Trust, 3.25%, due 5/1/19		200,000	199,900
Welltower, 4.125%, due 4/1/19		100,000	100,599

			1,204,297

RESIDENTIAL	0.2%
UDR, 3.70%, due 10/1/20		250,000	251,916

SHOPPING CENTERS	0.2%
Kimco Realty Corp., 6.875%, due 10/1/19		266,000	277,683

SPECIALTY	0.7%
Digital Realty Trust LP, 5.25%, due 3/15/21		500,000	520,836
Digital Realty Trust LP, 5.875%, due 2/1/20		100,000	103,494
Digital Realty Trust LP, 3.40%, due 10/1/20		500,000	500,093

			1,124,423

TOTAL REAL ESTATE			4,094,179

UTILITIES	0.3%
INTEGRATED ELECTRIC	0.2%
Mississippi Power Co, 2.987%, due 3/27/20, (FRN) (3 Month US LIBOR + 0.65%)[c]		80,000	80,003
Progress Energy, 4.875%, due 12/1/19		350,000	358,539

			438,542

REGULATED ELECTRIC	0.1%
WEC Energy Group, 3.375%, due 6/15/21		100,000	100,352

TOTAL UTILITIES			538,894

TOTAL UNITED STATES			7,049,092

TOTAL CORPORATE BONDS (Identified cost—$7,491,863)			7,457,653

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

		Principal Amount	Value
U.S. TREASURY INFLATION-PROTECTED SECURITIES	1.7%
U.S. Treasury Inflation Indexed Bonds, 1.875%, due 7/15/19		$527,967	$536,592
U.S. Treasury Inflation Indexed Bonds, 1.25%, due 7/15/20		1,148,690	1,167,554
U.S. Treasury Inflation Indexed Bonds, 1.375%, due 1/15/20		955,730	966,650

TOTAL U.S. TREASURY INFLATION-PROTECTED SECURITIES (Identified cost—$2,702,985)			2,670,796

		Number of Shares
SHORT-TERM INVESTMENTS	28.4%
MONEY MARKET FUNDS	2.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74%[h]		4,601,557	4,601,557

		Principal Amount
U.S. TREASURY BILLS	25.5%
U.S. Treasury Bills, 1.785%, due 7/19/18[i,j]		$9,580,000	9,571,449
U.S. Treasury Bills, 1.853%, due 8/9/18[i]		7,260,000	7,245,430
U.S. Treasury Bills, 2.026%, due 11/29/18[i]		3,218,000	3,190,882
U.S. Treasury Bills, 2.027%, due 11/29/18[i]		4,833,000	4,792,272
U.S. Treasury Bills, 2.072%, due 11/29/18[i]		1,614,000	1,600,399
U.S. Treasury Bills, 2.156%, due 5/23/19[i]		6,875,000	6,737,214
U.S. Treasury Bills, 2.156%, due 5/23/19[i]		6,877,000	6,739,173

			39,876,819

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$44,484,462)			44,478,376

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$146,064,901)	100.3%		157,029,321
LIABILITIES IN EXCESS OF OTHER ASSETS[k]	(0.3)		(532,446)

NET ASSETS	100.0%		$156,496,875

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Glossary of Portfolio Abbreviations

ADR	American Depositary Receipt
AUD	Australian Dollar
ETF	Exchange-Traded Fund
FRN	Floating Rate Note
GBP	Great British Pound
HKD	Hong Kong Dollar
LIBOR	London Interbank Offered Rate
MLP	Master Limited Partnership
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
[a]	Non-income producing security.
[b]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $6,552,933 or 4.2% of the net assets of the Fund, of which 0.0% are illiquid.

[c]	Variable rate. Rate shown is in effect at June 30, 2018.
[d]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[e]	Security converts to floating rate after the indicated fixed-rate coupon period.
[f]

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States Resale restrictions may apply for purposes of the Securities Act of 1933. Aggregate holdings amounted to $1,666,175 or 1.1% of the net assets of the Fund, of which 0.0% are illiquid.

[g]

Contingent Capital security (CoCo). CoCos are preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $959,223 which represents 0.6% of the net assets of the Fund.

[h]	Rate quoted represents the annualized seven-day yield of the fund.
[i]	The rate shown is the effective yield on the date of purchase.
[j]	All or a portion of this security has been pledged as collateral for futures contracts. $3,663,727 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
[k]	Liabilities in excess of other assets include unrealized appreciation/depreciation on open futures contracts at June 30, 2018.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Country Summary	% of Net Assets
United States	64.5
United Kingdom	5.0
Canada	4.7
France	4.3
Japan	4.0
Hong Kong	3.0
Australia	2.0
Germany	1.4
Spain	1.2
Italy	1.0
Brazil	0.9
Cayman Islands	0.9
Netherlands	0.8
Jersey	0.7
Norway	0.7
Switzerland	0.6
China	0.3
Luxembourg	0.3
New Zealand	0.2
Bermuda	0.2
Russia	0.2
Austria	0.1
Singapore	0.1
Mexico	0.1
South Korea	0.1
Belgium	0.1
Other	2.6

100.0

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	68	July 16, 2018	$3,927,287	$3,678,800	$(248,487)
Aluminum HG LME	37	September 17, 2018	2,124,232	1,971,869	(152,363)
Aluminum HG LME	18	December 17, 2018	988,886	963,000	(25,886)
Brent Crude Oil[a]	71	July 31, 2018	5,183,133	5,625,330	442,197
Coffee C	47	September 18, 2018	2,141,856	2,028,638	(113,218)
Coffee C	4	May 20, 2019	200,772	186,750	(14,022)
Copper	51	September 26, 2018	4,172,940	3,781,650	(391,290)
Corn	183	September 14, 2018	3,517,209	3,289,425	(227,784)
Corn	70	December 14, 2018	1,441,906	1,299,375	(142,531)
Gasoline RBOB	11	August 31, 2018	957,943	985,030	27,087
Gold	28	August 29, 2018	3,703,301	3,512,600	(190,701)
KC Wheat	62	September 14, 2018	1,703,821	1,514,350	(189,471)
Lean Hogs[a]	17	August 14, 2018	522,917	519,860	(3,057)
Light Sweet Crude Oil	68	August 21, 2018	4,589,318	4,927,280	337,962
Live Cattle	38	August 31, 2018	1,552,663	1,622,220	69,557
Natural Gas	58	August 29, 2018	1,693,914	1,682,580	(11,334)
Natural Gas	27	November 28, 2018	815,438	824,850	9,412
Nickel LME	28	July 16, 2018	2,344,126	2,492,364	148,238
Nickel LME	32	September 17, 2018	2,952,086	2,859,744	(92,342)
NY Harbor ULSD	24	August 31, 2018	2,193,219	2,233,930	40,711
NY Harbor ULSD	14	May 31, 2019	1,296,174	1,289,425	(6,749)
Palladium	9	September 26, 2018	875,263	855,810	(19,453)
Silver	33	September 26, 2018	2,798,798	2,672,670	(126,128)
Soybean	63	November 14, 2018	3,023,461	2,772,000	(251,461)
Soybean Oil	79	December 14, 2018	1,459,751	1,409,676	(50,075)
Sugar 11	87	September 28, 2018	1,223,413	1,193,640	(29,773)
Wheat	23	September 14, 2018	625,250	576,438	(48,812)
Wheat	22	December 14, 2018	604,621	568,425	(36,196)
Zinc LME	32	July 16, 2018	2,567,698	2,313,200	(254,498)
Zinc LME	23	September 17, 2018	1,756,120	1,642,775	(113,345)
Zinc LME	17	December 17, 2018	1,268,039	1,207,000	(61,039)
Zinc LME	12	December 16, 2019	854,572	829,500	(25,072)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Futures Contracts—(Continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
SHORT FUTURES OUTSTANDING
Aluminum HG LME	68	July 16, 2018	$(3,867,813)	$(3,678,800)	$ 189,013
Aluminum HG LME	3	September 17, 2018	(168,016)	(159,881)	8,135
Aluminum HG LME	18	December 17, 2018	(1,047,795)	(963,000)	84,795
Brent Crude Oil[a]	8	October 31, 2018	(483,444)	(625,040)	(141,596)
Brent Crude Oil[a]	17	April 30, 2019	(1,263,702)	(1,278,740)	(15,038)
Coffee Robusta	51	September 24, 2018	(877,389)	(861,900)	15,489
Cotton No. 2	13	December 6, 2018	(505,013)	(545,480)	(40,467)
Feeder Cattle	11	August 30, 2018	(784,539)	(832,288)	(47,749)
Feeder Cattle	4	September 27, 2018	(293,102)	(301,900)	(8,798)
Lean Hogs[a]	22	October 12, 2018	(566,430)	(526,020)	40,410
Lean Hogs[a]	10	December 14, 2018	(220,560)	(218,200)	2,360
Light Sweet Crude Oil	20	November 19, 2018	(1,318,232)	(1,389,800)	(71,568)
Live Cattle	14	December 31, 2018	(613,205)	(636,720)	(23,515)
Nickel LME	28	July 16, 2018	(2,577,242)	(2,492,364)	84,878
Nickel LME	4	September 17, 2018	(353,064)	(357,468)	(4,404)
Soybean Meal	16	December 14, 2018	(541,105)	(527,840)	13,265
Zinc LME	32	July 16, 2018	(2,456,440)	(2,313,200)	143,240
Zinc LME	19	September 17, 2018	(1,465,392)	(1,357,075)	108,317
Zinc LME	29	December 17, 2018	(2,175,673)	(2,059,000)	116,673

					$(1,296,483)

[a]	Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
ULSD	Ultra Low Sulfur Diesel

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2018 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	USD	204,187	AUD	267,000	7/3/18	$(6,594)
Brown Brothers Harriman	AUD	267,000	USD	202,328	7/3/18	4,735
						$(1,859)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

June 30, 2018 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$146,064,901)	$157,029,321
Cash	420
Foreign currency, at value (Identified cost—$91,473)	91,556
Receivable for:
Dividends and interest	604,090
Fund shares sold	563,440
Investment securities sold	397,247
Variation margin on futures contracts	284,605
Unrealized appreciation on forward foreign currency exchange contracts	4,735
Other assets	9,942

Total Assets	158,985,356

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	6,594
Payable for:
Investment securities purchased	1,247,954
Fund shares redeemed	567,805
Dividends declared	414,744
Investment advisory fees	43,263
Shareholder servicing fees	28,502
Administration fees	10,521
Distribution fees	723
Directors’ fees	254
Other liabilities	168,121

Total Liabilities	2,488,481

NET ASSETS	$156,496,875

NET ASSETS consist of:
Paid-in capital	$151,811,472
Dividends in excess of net investment income	(506,255)
Accumulated net realized loss	(4,473,791)
Net unrealized appreciation	9,665,449

$156,496,875

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2018 (Unaudited)

CLASS A SHARES:
NET ASSETS	$17,123,909
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,898,849

Net asset value and redemption price per share	$9.02

Maximum offering price per share ($9.02 ÷ 0.955)[a]	$9.45

CLASS C SHARES:
NET ASSETS	$6,048,373
Shares issued and outstanding ($0.001 par value common stock outstanding)	672,381

Net asset value and offering price per share[b]	$9.00

CLASS I SHARES:
NET ASSETS	$131,180,077
Shares issued and outstanding ($0.001 par value common stock outstanding)	14,520,409

Net asset value, offering and redemption price per share	$9.03

CLASS R SHARES:
NET ASSETS	$81,210
Shares issued and outstanding ($0.001 par value common stock outstanding)	8,925

Net asset value, offering and redemption price per share	$9.10

CLASS Z SHARES:
NET ASSETS	$2,063,306
Shares issued and outstanding ($0.001 par value common stock outstanding)	228,818

Net asset value, offering and redemption price per share	$9.02

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2018 (Unaudited)

Investment Income:
Dividend income (net of $84,284 of foreign withholding tax)	$1,574,512
Interest income	531,187

Total Investment Income	2,105,699

Expenses:
Investment advisory fees	609,190
Administration fees	94,023
Shareholder servicing fees—Class A	8,605
Shareholder servicing fees—Class C	7,751
Shareholder servicing fees—Class I	46,070
Professional fees	61,893
Custodian fees and expenses	61,014
Distribution fees—Class A	27,999
Distribution fees—Class C	23,253
Distribution fees—Class R	208
Registration and filing fees	43,138
Shareholder reporting expenses	20,342
Transfer agent fees and expenses	20,220
Directors’ fees and expenses	13,435
Miscellaneous	22,749

Total Expenses	1,059,890
Reduction of Expenses (See Note 2)	(342,272)

Net Expenses	717,618

Net Investment Income (Loss)	1,388,081

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	1,963,855
Futures contracts	1,509,241
Foreign currency transactions	19,431

Net realized gain (loss)	3,492,527

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(3,604,451)
Futures contracts	(2,209,070)
Forward foreign currency exchange contracts	(1,859)
Foreign currency translations	(1,904)

Net change in unrealized appreciation (depreciation)	(5,817,284)

Net Realized and Unrealized Gain (Loss)	(2,324,757)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(936,676)

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2018	For the Year Ended December 31, 2017
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,388,081	$2,086,528
Net realized gain (loss)	3,492,527	(1,106,839)
Net change in unrealized appreciation (depreciation)	(5,817,284)	8,719,680

Net increase (decrease) in net assets resulting from operations	(936,676)	9,699,369

Dividends to Shareholders from:
Net investment income:
Class A	(117,396)	(423,066)
Class C	(23,455)	(51,015)
Class I	(1,170,786)	(2,302,257)
Class R	(515)	(2,931)
Class Z	(18,339)	(38,491)

Total dividends to shareholders	(1,330,491)	(2,817,760)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	(3,186,388)	(12,433,932)

Total increase (decrease) in net assets	(5,453,555)	(5,552,323)
Net Assets:
Beginning of period	161,950,430	167,502,753

End of period[a]	$156,496,875	$161,950,430

[a]	Includes dividends in excess of net investment income of $506,255 and $563,845, respectively.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the consolidated financial statements. They should be read in conjunction with the consolidated financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.14	$8.73	$7.99	$9.42	$9.62	$10.03

Income (loss) from investment operations:
Net investment income (loss)[a]	0.06	0.09	0.05	0.08	0.08	0.06
Net realized and unrealized gain (loss)	(0.12)	0.46	0.91	(1.37)	(0.18)	(0.39)

Total from investment operations	(0.06)	0.55	0.96	(1.29)	(0.10)	(0.33)

Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.14)	(0.20)	(0.12)	(0.08)	(0.06)
Net realized gain	—	—	—	—	(0.01)	—
Return of capital	—	—	(0.02)	(0.02)	(0.01)	(0.02)

Total dividends and distributions to shareholders	(0.06)	(0.14)	(0.22)	(0.14)	(0.10)	(0.08)

Net increase (decrease) in net asset value	(0.12)	0.41	0.74	(1.43)	(0.20)	(0.41)

Net asset value, end of period	$9.02	$9.14	$8.73	$7.99	$9.42	$9.62

Total investment return[b,c]	–0.63%[d]	6.33%	11.99%	–13.80%	–1.07%	–3.22%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$17.1	$28.5	$12.9	$13.2	$19.7	$17.8

Ratios to average daily net assets:

Expenses (before expense reduction)	1.49%[e]	1.51%	1.69%	1.63%	1.74%	2.13%

Expenses (net of expense reduction)	1.13%[e]	1.11%	1.24%	1.20%	1.35%	1.35%

Net investment income (loss) (before expense reduction)	0.96%[e]	0.62%	0.18%	0.43%	0.42%	(0.21)%

Net investment income (loss) (net of expense reduction)	1.32%[e]	1.02%	0.63%	0.86%	0.81%	0.57%

Portfolio turnover rate[f]	47%[d]	124%	118%	101%	96%	145%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Does not reflect sales charges, which would reduce return.
[d]	Not annualized.
[e]	Annualized.
[f]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.12	$8.71	$7.97	$9.38	$9.60	$10.00

Income (loss) from investment operations:
Net investment income (loss)[a]	0.03	0.02	(0.01)	0.00 [b]	0.00 [b]	(0.01)
Net realized and unrealized gain (loss)	(0.11)	0.46	0.91	(1.35)	(0.16)	(0.37)

Total from investment operations	(0.08)	0.48	0.90	(1.35)	(0.16)	(0.38)

Less dividends and distributions to shareholders from:
Net investment income	(0.04)	(0.07)	(0.14)	(0.05)	(0.04)	(0.00)[b]
Net realized gain	—	—	—	—	(0.01)	—
Return of capital	—	—	(0.02)	(0.01)	(0.01)	(0.02)

Total dividends and distributions to shareholders	(0.04)	(0.07)	(0.16)	(0.06)	(0.06)	(0.02)

Net increase (decrease) in net asset value	(0.12)	0.41	0.74	(1.41)	(0.22)	(0.40)

Net asset value, end of period	$9.00	$9.12	$8.71	$7.97	$9.38	$9.60

Total investment return[c,d]	–0.93%[e]	5.48%	11.28%	–14.46%	–1.74%	–3.76%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$6.0	$6.6	$8.3	$8.7	$15.3	$5.6

Ratios to average daily net assets:

Expenses (before expense reduction)	2.16%[f]	2.20%	2.37%	2.35%	2.40%	2.78%

Expenses (net of expense reduction)	1.80%[f]	1.80%	1.92%	2.00%	2.00%	2.00%

Net investment income (loss) (before expense reduction)	0.41%[f]	(0.14)%	(0.59)%	(0.30)%	(0.38)%	(0.93)%

Net investment income (loss) (net of expense reduction)	0.77%[f]	0.26%	(0.14)%	0.05%	0.02%	(0.14)%

Portfolio turnover rate[g]	47%[e]	124%	118%	101%	96%	145%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.
[g]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.16	$8.75	$8.01	$9.45	$9.64	$10.04

Income (loss) from investment operations:
Net investment income (loss)[a]	0.08	0.11	0.10	0.09	0.10	0.08
Net realized and unrealized gain (loss)	(0.13)	0.46	0.89	(1.37)	(0.16)	(0.37)

Total from investment operations	(0.05)	0.57	0.99	(1.28)	(0.06)	(0.29)

Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.16)	(0.23)	(0.14)	(0.11)	(0.09)
Net realized gain	—	—	—	—	(0.01)	—
Return of capital	—	—	(0.02)	(0.02)	(0.01)	(0.02)

Total dividends and distributions to shareholders	(0.08)	(0.16)	(0.25)	(0.16)	(0.13)	(0.11)

Net increase (decrease) in net asset value	(0.13)	0.41	0.74	(1.44)	(0.19)	(0.40)

Net asset value, end of period	$9.03	$9.16	$8.75	$8.01	$9.45	$9.64

Total investment return[b]	–0.53%[c]	6.62%	12.32%	–13.64%	–0.67%	–2.83%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$131.2	$124.7	$143.9	$85.9	$160.6	$65.2

Ratios to average daily net assets:

Expenses (before expense reduction)	1.23%[d]	1.26%	1.41%	1.39%	1.44%	1.79%

Expenses (net of expense reduction)	0.80%[d]	0.80%	0.91%	1.00%	1.00%	1.00%

Net investment income (loss) (before expense reduction)	1.39%[d]	0.81%	0.72%	0.66%	0.55%	0.05%

Net investment income (loss) (net of expense reduction)	1.82%[d]	1.27%	1.22%	1.05%	0.99%	0.84%

Portfolio turnover rate[e]	47%[c]	124%	118%	101%	96%	145%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.
[e]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.22	$8.81	$8.01	$9.45	$9.65	$10.06

Income (loss) from investment operations:
Net investment income (loss)[a]	0.06	0.06	(0.06)	0.05	0.05	0.09
Net realized and unrealized gain (loss)	(0.12)	0.46	1.01	(1.37)	(0.16)	(0.42)

Total from investment operations	(0.06)	0.52	0.95	(1.32)	(0.11)	(0.33)

Less dividends and distributions to shareholders from:
Net investment income	(0.06)	(0.11)	(0.13)	(0.10)	(0.07)	(0.06)
Net realized gain	—	—	—	—	(0.01)	—
Return of capital	—	—	(0.02)	(0.02)	(0.01)	(0.02)

Total dividends and distributions to shareholders	(0.06)	(0.11)	(0.15)	(0.12)	(0.09)	(0.08)

Net increase (decrease) in net asset value	(0.12)	0.41	0.80	(1.44)	(0.20)	(0.41)

Net asset value, end of period	$9.10	$9.22	$8.81	$8.01	$9.45	$9.65

Total investment return[b]	–0.67%[c]	5.99%	11.90%	–14.06%	–1.20%	–3.29%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in 000s)	$81.2	$89.5	$250.7	$1,190.8	$1,079.0	$150.0

Ratios to average daily net assets:

Expenses (before expense reduction)	1.66%[d]	1.70%	1.90%	1.85%	1.90%	2.28%

Expenses (net of expense reduction)	1.30%[d]	1.30%	1.45%	1.50%	1.50%	1.50%

Net investment income (loss) (before expense reduction)	0.90%[d]	0.32%	(1.10)%	0.26%	0.09%	0.12%

Net investment income (loss) (net of expense reduction)	1.26%[d]	0.72%	(0.65)%	0.61%	0.49%	0.89%

Portfolio turnover rate[e]	47%[c]	124%	118%	101%	96%	145%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]	Annualized.
[e]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Per Share Operating Performance:		2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.14	$8.74	$8.00	$9.43	$9.62	$10.03

Income (loss) from investment operations:
Net investment income (loss)[a]	0.08	0.11	0.09	0.08	0.08	0.07
Net realized and unrealized gain (loss)	(0.12)	0.45	0.90	(1.35)	(0.15)	(0.38)

Total from investment operations	(0.04)	0.56	0.99	(1.27)	(0.07)	(0.31)

Less dividends and distributions to shareholders from:
Net investment income	(0.08)	(0.16)	(0.23)	(0.14)	(0.10)	(0.08)
Net realized gain	—	—	—	—	(0.01)	—
Return of capital	—	—	(0.02)	(0.02)	(0.01)	(0.02)

Total dividends and distributions to shareholders	(0.08)	(0.16)	(0.25)	(0.16)	(0.12)	(0.10)

Net increase (decrease) in net asset value	(0.12)	0.40	0.74	(1.43)	(0.19)	(0.41)

Net asset value, end of period	$9.02	$9.14	$8.74	$8.00	$9.43	$9.62

Total investment return[b]	–0.43%[c]	6.51%	12.48%[d]	–13.67%[d]	–0.78%	–3.03%

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2018	For the Year Ended December 31,
Ratios/Supplemental Data:		2017	2016	2015	2014	2013
Net assets, end of period (in millions)	$2.1	$2.0	$2.2	$2.1	$9.9	$11.1

Ratios to average daily net assets:

Expenses (before expense reduction)	1.16%[e]	1.20%	1.37%	1.35%	1.50%	1.93%

Expenses (net of expense reduction)	0.80%[e]	0.80%	0.92%	1.00%	1.11%	1.15%

Net investment income (loss) (before expense reduction)	1.45%[e]	0.87%	0.56%	0.55%	0.41%	(0.03)%

Net investment income (loss) (net of expense reduction)	1.81%[e]	1.27%	1.01%	0.90%	0.80%	0.75%

Portfolio turnover rate[f]	47%[c]	124%	118%	101%	96%	145%

[a]	Calculation based on average shares outstanding.
[b]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[c]	Not annualized.
[d]

The net asset value (NAV) disclosed in the December 31, 2015 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2015.

[e]	Annualized.
[f]

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate would be higher.

See accompanying notes to the consolidated financial statements.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Assets Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 25, 2011 and is registered under the Investment Company Act of 1940 (the 1940 Act), as a diversified, open-end management investment company. The Fund’s investment objective is to provide attractive total returns over the long term and to maximize real returns during inflationary environments. The authorized shares of the Fund are divided into seven classes designated Class A, C, F, I, R, T and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares). Class F shares and Class T shares are currently not available for purchase.

Cohen & Steers Real Assets Fund Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands, was incorporated on November 22, 2011 and commenced operations on January 31, 2012. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund, consistent with the Fund’s investment objectives and policies as described in the Fund’s prospectus. The Fund expects that it will achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the Fund, the Subsidiary may invest without limitation in commodities. The Consolidated Schedule of Investments includes positions of the Fund and the Subsidiary. The financial statements have been consolidated and include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

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Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of June 30, 2018.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$95,398,342	$95,398,342	$—	$—
Preferred Securities—
$25 Par Value	577,525	577,525	—	—
Preferred Securities—
Capital Securities	6,446,629	—	6,446,629	—
Corporate Bonds	7,457,653	—	7,457,653	—
U.S. Treasury Inflation
Protected Bonds	2,670,796	—	2,670,796	—
Short-Term Investments	44,478,376	—	44,478,376	—

Total Investments in Securities[a]	$157,029,321	$95,975,867	$61,053,454	$—

Forward Foreign Currency
Exchange Contracts	$4,735	$—	$4,735	$—
Futures Contracts	1,881,739	1,881,739	—	—

Total Derivative Assets[a]	$1,886,474	$1,881,739	$4,735	$—

Forward Foreign Currency
Exchange Contracts	$(6,594)	$—	$(6,594)	$—
Futures Contracts	(3,178,222)	(3,178,222)	—	—

Total Derivative Liabilities[a]	$(3,184,816)	$(3,178,222)	$(6,594)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Inflation adjustments to the principal amount of inflation-adjusted securities are reflected as interest income. Deflation adjustments to the principal amount of inflation-adjusted securities are reflected as reductions to interest income. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income,

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net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Distributions from Master Limited Partnerships (MLPs) are recorded as income and return of capital based on information reported by the MLPs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the MLPs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Futures Contracts: The Fund uses futures contracts in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in unrealized appreciation or depreciation on futures in the Consolidated Statement of Operations. Realized gain or loss, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, is reported in the Consolidated Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated as such on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Consolidated Statement of Assets and Liabilities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the futures commission merchant (FCM) can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

U.S. Treasury Inflation-Protected Securities: U.S. Treasury Inflation-Protected Securities (TIPS) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will increase or decrease, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed security will be included as interest income in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2018, no additional provisions for income tax are required in the Fund’s consolidated financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. The Subsidiary’s taxable income, including net gains, is included, as ordinary income, in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s and Subsidiary’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund.

For the six months ended June 30, 2018 and through June 30, 2020, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

operating expenses, which include the expenses of the Subsidiary (excluding acquired fund fees and expenses, taxes and extraordinary expenses), do not exceed 1.15% for Class A shares, 1.80% for Class C shares, 0.80% for Class I shares, 1.30% for Class R shares and 0.80% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2018, fees waived and/or expenses reimbursed totaled $342,272.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund’s investments in certain non-U.S. holdings. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the investment advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund’s average daily net assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the average daily net assets of the Fund. For the six months ended June 30, 2018, the Fund incurred $64,980 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted a distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2018, the Fund has been advised that the distributor received $2,123, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $50 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on this class are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $962 for the six months ended June 30, 2018.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities and U.S. government obligations, excluding short-term investments, for the six months ended June 30, 2018 were as follows:

	Securities	U.S. Government Obligations	Total
Purchases	$56,941,514	$—	$56,941,514
Sales	59,914,454	119,057	60,033,511

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2018 and the effect of derivatives held during the six months ended June 30, 2018, along with the respective location in the consolidated financial statements.

Consolidated Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Commodity Risk:
Futures Contracts[a]	Receivable for variation margin on futures contracts	$(1,296,483)[b]	—	$—

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[c]	Unrealized appreciation	4,735	Unrealized depreciation	6,594

[a]	Not subject to a master netting agreement or another similar arrangement.
[b]

Amount represents the cumulative appreciation/depreciation on futures contracts as reported on the Consolidated Schedule of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day variation margin receivable from broker.

[c]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Consolidated Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity Risk:
Futures Contracts	Net Realized and Unrealized Gain (Loss)	$1,509,241	$(2,209,070)

Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	—	(1,859)

The following summarizes the volume of the Fund’s futures contracts and forward foreign currency exchange contracts activity during the six months ended June 30, 2018:

	Futures Contracts
Average Notional Amount—Long	$61,547,877
Average Notional Amount—Short	(17,505,420)
Ending Notional Amount—Long	63,330,203
Ending Notional Amount—Short	(21,124,716)

	Forward Foreign Currency Exchange Contracts
Average Amount Purchased	$811,943	[a]
Average Amount Sold	202,328	[b]
Ending Amount Purchased	204,187
Ending Amount Sold	202,328

[a]	Average for the period May 3, 2018 through July 3, 2018.
[b]	Average for the period May 30, 2018 through July 3, 2018.

Note 5. Income Tax Information

As of June 30, 2018, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$146,064,901

Gross unrealized appreciation on investments	$14,347,424
Gross unrealized depreciation on investments	(4,681,346)

Net unrealized appreciation (depreciation) on investments	$9,666,078

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

As of December 31, 2017, the Fund has a net capital loss carryforward of $5,214,313 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $2,941,939 and a long-term capital loss carryforward of $2,272,374, which under current federal income tax rules, may offset capital gains recognized in any future period.

Note 6. Capital Stock

The Fund is authorized to issue 1.4 billion shares of capital stock, at a par value of $0.001 per share, classified in seven classes as follows: 200 million of Class A capital stock, 200 million of Class C capital stock, 200 million of Class F capital stock, 200 million of Class I capital stock, 200 million of Class R capital stock, 200 million of Class T capital stock and 200 million of Class Z capital stock. Class F and Class T shares are currently not available for purchase.

The Board of Directors of the Fund may increase or decrease the number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A:
Sold	215,993	$1,966,961	2,669,053	$23,576,164
Issued as reinvestment of dividends	12,232	110,329	45,027	394,241
Redeemed	(1,451,617)	(13,150,375)	(1,064,536)	(9,398,652)

Net increase (decrease)	(1,223,392)	$(11,073,085)	1,649,544	$14,571,753

Class C:
Sold	70,183	$638,246	208,595	$1,842,040
Issued as reinvestment of dividends	1,477	13,296	2,956	25,868
Redeemed	(120,686)	(1,083,547)	(440,294)	(3,862,210)

Net increase (decrease)	(49,026)	$(432,005)	(228,743)	$(1,994,302)

Class I:
Sold	3,242,905	$29,563,676	8,242,208	$72,740,818
Issued as reinvestment of dividends	85,656	773,477	182,256	1,596,665
Redeemed	(2,429,955)	(22,059,283)	(11,243,561)	(98,901,998)

Net increase (decrease)	898,606	$8,277,870	(2,819,097)	$(24,564,515)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2018		For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount

Class R:
Sold	800	$7,495	21,689	$191,113
Issued as reinvestments of dividends	52	476	323	2,828
Redeemed	(1,629)	(14,624)	(40,769)	(362,286)

Net increase (decrease)	(777)	$(6,653)	(18,757)	$(168,345)

Class Z:
Sold	14,338	$129,186	41,480	$367,021
Issued as reinvestment of dividends	2,014	18,168	4,377	38,301
Redeemed	(10,907)	(99,869)	(77,471)	(683,845)

Net increase (decrease)	5,445	$47,485	(31,614)	$(278,523)

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed income securities over the long-term, common stock has also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

Commodities Risk: Investing in physical commodities, either directly or through complex instruments such as commodity futures contracts and options on commodity futures contracts presents unique risks, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors including: drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Because the Fund has a significant portion of its assets concentrated in commodity-related derivative instruments, developments affecting commodities may have a disproportionate impact on the Fund. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-related derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. In addition, the relationships between various commodities and related

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

derivatives may not behave as expected. Use of leveraged commodity-related derivatives, if any, creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value).

Investments in commodity futures contracts and options on commodity futures contracts have a high degree of price variability and are subject to rapid and substantial price changes. Such investments could incur significant losses. There can be no assurance that the options strategy will be successful.

The use of options on commodity futures contracts is to enhance risk-adjusted total returns. The use of options, however, may not provide any, or only partial, protection for market declines. The return performance of the commodity futures contracts may not parallel the performance of the commodities or indexes that serve as the basis for the options it buys or sells; this basis risk may reduce overall returns.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Real Estate Market Risk: Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small-to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Natural Resources Risk: The Fund’s investments in securities of natural resource companies involve risks. The market value of securities of natural resource companies may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in natural resource companies, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. Rising interest rates and general economic conditions may also affect the demand for natural resources.

Infrastructure Companies Risk: Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction and improvement programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be affected by or subject to high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; inexperience with and potential losses resulting from a developing deregulatory environment; costs associated with compliance with and changes in environmental and other regulations; regulation by various government authorities; government regulation of rates charged to customers; service interruption due to environmental, operational or other mishaps; the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; technological innovations that may render existing plants, equipment or products obsolete; and general changes in market sentiment towards infrastructure and utilities assets.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The types of derivatives and other investments held by the Subsidiary generally are similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and the statement of additional information (SAI) and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands governmental authority taxes, the Fund’s shareholders would likely suffer decreased investment returns.

Foreign (Non-U.S.) and Emerging Market Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Derivatives Risk: The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are market risk, credit risk, counterparty risk, leverage risk and liquidity risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. In addition, the use of derivatives to hedge the Fund’s foreign currency risks may reduce returns or increase volatility, perhaps substantially.

Tax Risk: The Fund’s ability to make direct and indirect investments in commodity-related derivative instruments and certain related investments, is limited by the Fund’s intention to qualify as a RIC under the Internal Revenue Code of 1986; if the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. The Fund’s investment in the Subsidiary is intended to provide additional exposure to commodities while allowing the Fund to satisfy the requirements applicable to RICs. If the Fund were to fail to qualify as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments. The decision of the United Kingdom (UK) to exit from the European Union following the June 2016 vote on the matter (referred to as Brexit) may cause uncertainty and thus adversely impact financial results of the Fund and the global financial markets. Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities and Exchange Commission’s (SEC) final rules and amendments to modernize reporting and disclosure and to develop and implement a Liquidity Risk Management Program for open-end investment companies along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The investment advisor is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator (CPO) with respect to the Fund and the Subsidiary. Compliance with the CFTC’s disclosure, reporting and recordkeeping requirements may increase Fund expenses and may affect the ability of the Fund to use commodity interests (including futures, options on futures, commodities, and swaps) to the extent or in the manner desired.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

COHEN & STEERS REAL ASSETS FUND, INC.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)—(Continued)

Qualified REIT Dividends Paid by the Fund Ineligible for Pass-Through Deduction: Starting for calendar year 2018, non-corporate taxpayers are permitted to deduct a portion of any amounts received from a REIT that are “qualified REIT dividends.” This deduction is currently not available in respect of such amounts paid by a REIT to the Fund, and distributed by the Fund to its shareholders. As a result, a non-corporate shareholder will generally be subject to a higher effective tax rate on any such amounts received from the Fund compared to the effective rate applicable to any qualified REIT dividends a shareholder would receive if the shareholder invested directly in a REIT.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Fund and its Subsidiary are commodity pools under the Commodity Exchange Act. The investment advisor has registered with the CFTC as a commodity pool operator with respect to the Fund and the Subsidiary. Because of its management of other strategies, the Fund’s investment advisor is also registered with the CFTC as a commodity trading advisor. The CFTC has neither reviewed nor approved the Fund’s investment strategies.

Note 9. New Accounting Guidance

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2018 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ASSETS FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund’s net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Advisory Agreements were discussed at a meeting of the Independent Directors held on June 5, 2018 and at meetings of the full Board of Directors held in person on March 20, 2018 and June 12, 2018. At the meeting of the full Board of Directors on June 12, 2018, the Advisory Agreements were unanimously continued for a term ending June 30, 2019 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by an independent data provider, which included, among other things, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also considered a supplemental peer group compiled by the Investment Advisor when evaluating the Fund’s performance and fees and expenses; the Investment Advisor believes the supplemental peer group is more representative of the Fund’s investment strategy because most Peer Funds are not real assets focused funds. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio

COHEN & STEERS REAL ASSETS FUND, INC.

managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and, for the Investment Advisor, generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s and Subadvisors’ personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s and Subadvisors’ ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and the Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund underperformed the Peer Funds’ median for the one-, three- and five-year periods ended March 31, 2018, ranking in the fifth quintile for each period. The Board of Directors noted that the Fund underperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2018. The Board of Directors also considered the Fund’s performance as compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund outperformed the supplemental peer group median for the five-year period ended March 31, 2018, represented the supplemental peer group median for the three-year period, and slightly underperformed (by 0.04%) the supplemental peer group median for the one-year period ended March 31, 2018, ranking second out of five peers, fourth out of seven peers and fifth out of seven peers, respectively. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreements but determined to continue to closely monitor the Fund’s performance and requested that the Investment Advisor provide detailed quarterly updates for this purpose.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fee paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the

COHEN & STEERS REAL ASSETS FUND, INC.

Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee and net expense ratio were lower than the Peer Funds’ medians, each ranking in the first quintile. The Board of Directors considered that the Investment Advisor continues to waive a portion of its fees and/or reimburse expenses to limit the overall operating expenses of the Fund. The Board of Directors also considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Advisor, and noted that the Fund’s actual management fee was lower than the supplemental peer group median, ranking third out of seven peers, and the Fund’s net expense ratio represents the supplemental peer group median, ranking fourth out of seven peers. The Board of Directors, in considering the Fund’s fees and expenses, took into account the additional complexity associated with managing a Fund with multiple investment disciplines. In light of the considerations above, the Board of Directors concluded that the Fund’s expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. Since the Subadvisors are paid by the Investment Advisor (and not by the Fund) for investment services provided to the Fund and are affiliates of the Investment Advisor, the Board of Directors considered the profitability of the Investment Advisor as a whole and did not consider the Subadvisors separate profitability to be particularly relevant to their determination. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors noted that because of the Fund’s asset size, the operating expenses continue to be subsidized, and the Fund is not yet profitable.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund’s asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised

COHEN & STEERS REAL ASSETS FUND, INC.

accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

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Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.
How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ASSETS FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRSX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS

MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

LOW DURATION PREFERREDAND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS DIVIDEND VALUE FUND

•	Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of global real estate equity securities of companies in a specified index

•	Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS REALTY MAJORS INDEX FUND

•	Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of U.S. real estate equity securities of companies in a specified index

•	Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ASSETS FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Frank K. Ross

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

Vincent L. Childers

Vice President

Jon Cheigh

Vice President

Nick Koutsoftas

Vice President

Benjamin Ross

Vice President

Francis C. Poli

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—RAPAX
Class C—RAPCX
Class F—RAPFX*
Class I—RAPIX
Class R—RAPRX
Class T—RAPTX*
Class Z—RAPZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Assets Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

*	Class F and Class T shares are currently not available for purchase.

COHEN & STEERS

REAL ASSETS FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2018

Cohen & Steers

Real Assets

Fund

RAPAXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ASSETS FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer

Date:	August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Chief Executive Officer (Principal Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Chief Financial Officer (Principal Financial Officer)

Date: August 31, 2018